UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Jefferies Financial Group Inc.

(Exact name of registrant as specified in its charter)

New York	001-05721	13-2615557
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	JEF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As noted below under Item 5.07, on March 25, 2021, at our Annual Meeting of Shareholders our shareholders approved the, Jefferies Financial Group Inc. Equity Compensation Plan (the “Plan”) to replace our 2003 Incentive Compensation Plan and our 1999 Directors’ Stock Compensation Plan. The material terms of the Plan are summarized on pages 55 through 60 of our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 12, 2021 (the “Proxy Statement”), which description is incorporated by reference herein. This description of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which are set forth in Appendix A to the Proxy Statement.

Item 5.07.	Submission of Matters to a Vote of Security Holders

We held our Annual Meeting of Shareholders on March 25, 2021.

Our incumbent directors were re-elected to our Board of Directors and received the following votes:

	Number of Shares
	For	Against	Abstain	Broker Non-Votes
Linda L. Adamany	188,299,193	3,581,097	167,860	21,711,679
Barry J. Alperin	180,572,391	11,303,531	172,228	21,711,679
Robert D. Beyer	179,148,061	12,726,590	173,499	21,711,679
Francisco L. Borges	185,713,139	6,094,940	240,071	21,711,679
Brian P. Friedman	186,056,032	5,835,986	156,132	21,711,679
MaryAnne Gilmartin	188,288,273	3,588,874	171,003	21,711,679
Richard B. Handler	189,690,404	2,039,230	318,516	21,711,679
Jacob M. Katz	190,568,922	1,307,727	171,501	21,711,679
Michael T. O’Kane	180,719,007	11,165,553	163,590	21,711,679
Joseph S. Steinberg	185,819,536	6,076,170	152,444	21,711,679

Our shareholders approved our advisory vote on executive compensation. Voting results were as follows:

Number of Shares
For	105,873,904
Against	85,728,725
Abstain	445,521
Broker Non-Votes	21,711,679

Our shareholders approved our equity compensation plan. Voting results were as follows:

Number of Shares
For	183,076,481
Against	8,542,569
Abstain	429,100
Broker Non-Votes	21,711,679

Our shareholders ratified the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending November 30, 2021. Voting results were as follows:

Number of Shares
For	213,294,688
Against	227,731
Abstain	237,410

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

Date: March 31, 2021	/s/ Justin DeSpirito
Justin DeSpirito Senior Vice President and Assistant General Counsel